UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2020

Colonnade Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39463	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Centrepark Blvd, Ste 810 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

(561) 712-7860

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one Warrant to purchase one Class A ordinary share	CLA.U	New York Stock Exchange
Class A ordinary shares, $0.0001 par value per share	CLA	New York Stock Exchange
Warrants to purchase Class A ordinary shares	CLA WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On December 21, 2020, Colonnade Acquisition Corp., a Cayman Islands exempted company limited by shares (“CLA”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among CLA, Beam Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of CLA (“Merger Sub”), and Ouster, Inc., a Delaware corporation (“Ouster”).

The Merger

The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the other agreements and transactions contemplated by the Merger Agreement, the “Business Combination”):

(i) at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), upon the terms and subject to the conditions of the Merger Agreement, (x) in accordance with the Delaware General Corporation Law, as amended (“DGCL”), Merger Sub will merge with and into Ouster, the separate corporate existence of Merger Sub will cease and Ouster will be the surviving corporation and a wholly owned subsidiary of CLA (the “Merger”);

(ii) as a result of the Merger, among other things, all outstanding shares of capital stock of Ouster will be cancelled in exchange for the right to receive, in the aggregate, a number of shares of Ouster PubCo common stock (as defined below) equal to the quotient obtained by dividing (x) $1,500,000,000 by (y) $10.00; and

(iii) upon the effective time of the Merger (the “Effective Time”), CLA will immediately be renamed “Ouster, Inc.”

The board of directors of CLA (the “Board”) has unanimously (i) approved and declared advisable the Merger Agreement, the Business Combination and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related matters by the shareholders of CLA.

The Domestication

Prior to the Closing, subject to the approval of CLA’s shareholders, and in accordance with the DGCL, Cayman Islands Companies Act (2020 Revision) (the “CICA”) and CLA’s Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Cayman Constitutional Documents”), CLA will effect a deregistration under the CICA and a domestication under Section 388 of the DGCL (by means of filing a certificate of domestication (the “Certificate of Domestication”) with the Secretary of State of Delaware), pursuant to which CLA’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “Domestication”).

In connection with the Domestication, (i) each of the then issued and outstanding Class B ordinary shares, par value $0.0001 per share, of CLA (the “CLA Class B Ordinary Shares”) will convert automatically, on a one-for-one basis into Class A ordinary shares, par value $0.0001 per share, of CLA (the “CLA Class A Ordinary Shares”), (ii) immediately following the conversion described in clause (i), each of the then issued and outstanding Class A Ordinary Shares will convert automatically, on a one-for-one basis, into a share of common stock, par value $0.0001, per share of CLA (after its Domestication) (the “Ouster PubCo common stock”), (iii) each of the then issued and outstanding redeemable warrants of CLA will convert automatically into a redeemable warrant to purchase one share of Ouster PubCo common stock (“Ouster PubCo warrants”), pursuant to the Warrant Agreement, dated August 20, 2020, between CLA and Continental Stock Transfer & Trust Company, as warrant agent, (iv) each of the then issued and outstanding units of CLA that have not been previously separated into the underlying CLA Class A ordinary shares and underlying CLA warrants upon the request of the holder thereof (the “CLA units”), will be cancelled and will entitle the holder thereof to one share of Ouster PubCo common stock and one-half of one Ouster PubCo warrant, and (v) each of the then issued and outstanding 6,000,000 private placement warrants of CLA will convert automatically into an Ouster PubCo warrant pursuant to the Warrant Agreement. No fractional Ouster PubCo warrants will be issued upon separation of the CLA units.

Conditions to Closing

The Merger Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval of the Business Combination and related agreements and transactions by the respective shareholders of CLA and Ouster, (ii) effectiveness of the proxy / registration statement on Form S-4 to be filed by CLA in connection with the Business Combination, (iii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, (iv) receipt of approval for listing on the NYSE of the shares of Ouster PubCo common stock to be issued in connection with the Merger, (v) that CLA has at least $5,000,001 of net tangible assets upon Closing and (vi) the absence of any injunctions.

Other conditions to Ouster’s obligations to consummate the Merger include, among others, that as of the Closing, (i) the Domestication will have been completed, and (ii) the amount of cash available in (x) the trust account (the “Trust Account”), following the extraordinary general meeting, into which substantially all of the proceeds of CLA’s initial public offering and private placements of its warrants have been deposited for the benefit of CLA, certain of its public shareholders and the underwriters of CLA’s initial public offering, after deducting the amount required to satisfy CLA’s obligations to its shareholders (if any) that exercise their rights to redeem their CLA Class A Ordinary Shares pursuant to the Cayman Constitutional Documents (but prior to payment of (a) any deferred underwriting commissions being held in the Trust Account and (b) any transaction expenses of CLA or its affiliates) (the “Trust Amount”) plus (y) the PIPE Investment (as defined below), is at least equal to $100,000,000.

Covenants

The Merger Agreement contains additional covenants, including, among others, providing for (i) the parties to conduct their respective businesses in the ordinary course through the Closing, (ii) Ouster to provide the Company and its representatives reasonable access through the Closing to its properties, appropriate officers and employees, books and records and any other information or materials and resources relating to legal proceeding and communications sent or received by Ouster or its subsidiaries, (iii) the parties to not initiate any negotiations or enter into any agreements for certain alternative transactions, (iv) Ouster to prepare and deliver to CLA certain audited and unaudited consolidated financial statements of Ouster, (v) Ouster to terminate certain agreements with affiliates as specified in the transaction documentation, (vi) CLA to prepare and file a proxy / registration statement on Form S-4 and take certain other actions to obtain the requisite approval of CLA shareholders of certain proposals regarding the Business Combination (including the Domestication), and (v) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies.

Representations and Warranties

The Merger Agreement contains customary representations and warranties by CLA, Merger Sub and Ouster. The representations and warranties of the respective parties to the Merger Agreement generally will not survive the Closing.

Termination

The Merger Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of CLA and Ouster, (ii) by Ouster, if certain approvals of the shareholders of CLA, to the extent required under the Merger Agreement, are not obtained as set forth therein, or (iii) by either CLA or Ouster in certain other circumstances set forth in the Merger Agreement, including (a) if any Governmental Authority (as defined in the Merger Agreement) shall have issued or otherwise entered a final, nonappealable order making consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the Merger and (b) in the event of certain uncured breaches by the other party or if the Closing has not occurred on or before June 30, 2021 (the “Agreement End Date”).

Certain Related Agreements

Subscription Agreements

On December 21, 2020, concurrently with the execution of the Merger Agreement, the Company entered into subscription agreements (the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”), pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors have collectively subscribed for 10,000,000 shares of the Ouster PubCo common stock for an aggregate purchase price equal to $100,000,000 (the “PIPE Investment”), a portion of which is expected to be funded by an affiliate of Colonnade Sponsor LLC (the “Sponsor” and, together with such affiliate, the “Sponsor Related PIPE Investor”) and certain additional investors (which may include mutual funds and existing shareholders of CLA or Ouster). The PIPE Investment will be consummated substantially concurrently with the Closing.

The Subscription Agreements for the PIPE Investors provide for certain registration rights. In particular, CLA is required to, as soon as practicable but no later than 30 calendar days following the Closing (the “Filing Deadline”), submit to or file with the SEC a registration statement registering the resale of such shares. Additionally, CLA is required to use its commercially reasonable efforts to have the registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 90th calendar day if the SEC notifies CLA that it will “review” such registration statement) following the earlier of the filing of the registration statement or the Filing Deadline and (ii) the 10th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review. The Company must use commercially reasonable efforts to keep the registration statement effective until the earliest of: (i) two years from the date of effectiveness of the registration statement, (ii) the date the Third Party PIPE Investors no longer hold any registrable shares and (iii) the date all registrable shares held by the Third Party PIPE Investors may be sold without restriction under Rule 144.

The Subscription Agreements will terminate with no further force and effect upon the earliest to occur of: (a) such date and time as the Merger Agreement is terminated in accordance with its terms; (b) the mutual written agreement of the parties to such Subscription Agreement; (c) if any of the conditions to closing set forth in such Subscription Agreement are not satisfied on or prior to the Closing and, as a result thereof, the transactions contemplated by the Subscription Agreement fail to occur; and (d) June 30, 2021.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Sponsor Support Agreement

On December 21, 2020, CLA entered into a Support Agreement (the “Sponsor Support Agreement”), by and among CLA, the Sponsor, and Ouster, pursuant to which the Sponsor agreed to, among other things, vote in favor of the Merger Agreement and the transactions contemplated thereby, in each case, subject to the terms and conditions contemplated by the Sponsor Support Agreement.

Ouster Holders Support Agreement

On December 21, 2020, CLA entered into a Support Agreement (the “Ouster Holders Support Agreement”), by and among CLA, Ouster and certain stockholders of Ouster (the “Key Stockholders”). Under the Ouster Holders Support Agreement, the Key Stockholders agreed, on the third Business Day (as defined in the Merger Agreement) following the date at which the consent solicitation statement/prospectus included in the registration statement is disseminated to the Company’s stockholders (following the date that the registration statement becomes effective), to execute and deliver a written consent with respect to the outstanding shares of Ouster common stock and preferred stock held by the Key Stockholders adopting the Merger Agreement and related transactions and approving the Business Combination. The shares of Ouster common stock and preferred stock that are owned by the Key Stockholders and subject to the Ouster Holders Support Agreements represent a majority of the outstanding voting power of Ouster common stock and preferred stock (on an as converted basis).

Transfer Restrictions and Registration Rights

The Merger Agreement contemplates that, at the Closing, CLA, Ouster, and certain of their respective affiliates and will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which CLA will agree to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of Ouster PubCo common stock and other equity securities of CLA that are held by the parties thereto from time to time.

Additionally, the Sponsor is subject to certain restrictions on transfer with respect to the shares of Ouster PubCo common stock (the “Lock-up Shares”) pursuant to that certain Letter Agreement, dated as of August 20, 2020, by and among the Registrant, the Sponsor, and the other parties signatory thereto. Such restrictions end on the date that is one year after Closing, or are subject to an early price-based release if the price of the shares equals or exceeds $12.00 per share for any twenty trading days within any thirty-day trading period at least 150 days after the merger and the Domestication. Ouster stockholders are subject to similar restrictions on transfer with respect to the Lock-up Shares pursuant to the form of Bylaws to be adopted by Ouster PubCo substantially concurrently with the Closing. Such restrictions with respect to Lock-up Shares held by Ouster stockholders begin at Closing and end on the date that is 180 days after Closing.

The foregoing description of the Merger Agreement, Subscription Agreements, Sponsor Support Agreement and Ouster Holders Support Agreement, and the transactions and documents contemplated thereby, is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, Subscription Agreements, the Sponsor Support Agreement and the Ouster Holders Support Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and the terms of which are incorporated by reference herein.

The Merger Agreement, Subscription Agreements, the Sponsor Support Agreement and the Ouster Holders Support Agreement have been included to provide investors with information regarding its terms. They are not intended to provide any other factual information about CLA or its affiliates. The representations, warranties, covenants and agreements contained in the Merger Agreement, the Subscription Agreements, the Sponsor Support Agreement, the Ouster Holders Support Agreement and the other documents related thereto were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, the Subscription Agreements, the Sponsor Support Agreement and the Ouster Holders Support Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement, the Subscription Agreements, the Sponsor Support Agreement or the Ouster Holders Support Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement, the Subscription Agreements, the Sponsor Support Agreement or the Ouster Holders Support Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, the Subscription Agreements, the Sponsor Support Agreement or the Ouster Holders Support Agreement, as applicable, which subsequent information may or may not be fully reflected in the CLA’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the PIPE Investment is incorporated by reference in this Item 3.02. The shares of Ouster PubCo common stock to be issued in connection with the PIPE Investment will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On December 22, 2020, CLA and Ouster issued a joint press release (the “Press Release”) announcing the execution of the Merger Agreement. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated herein by reference is the investor presentation dated December 21, 2020, for use by CLA in meetings with certain of its shareholders as well as other persons with respect to CLA’s proposed transaction with Ouster, as described in this Current Report on Form 8-K. Furnished herewith as Exhibit 99.3 is the transcript of a pre-recorded joint conference call held on December 22, 2020, by CLA and Ouster in connection with the announcement of their entry into the Merger Agreement.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of CLA under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3.

Additional Information and Where to Find It

CLA intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, that will be both the proxy statement to be distributed to holders of CLA’s ordinary shares in connection with its solicitation of proxies for the vote by CLA’s shareholders with respect to the proposed Business Combination and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Business Combination. After the registration statement is declared effective, CLA will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. This document does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. CLA’s shareholders, Ouster’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the registration statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Ouster, CLA and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of CLA as of a record date to be established for voting on the proposed Business Combination. CLA shareholders and Company stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to CLA’s secretary at 1400 Centrepark Blvd, Suite 810, West Palm Beach, FL 33401, (561) 712-7860.

Participants in Solicitation

CLA and its directors and executive officers may be deemed participants in the solicitation of proxies from CLA’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in CLA is contained in CLA’s prospectus dated August 20, 2020 relating to its initial public offering, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. To the extent such holdings of CLA’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available.

Ouster and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of CLA in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination when available.

Forward-Looking Statements Legend

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between Ouster and CLA, including statements regarding the benefits of the Business Combination and the anticipated timing of the Business Combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of CLA’s securities, (ii) the risk that the Business Combination may not be completed by CLA’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CLA, (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the Merger Agreement by the shareholders of CLA and Ouster, the satisfaction of the minimum cash condition under the Merger Agreement and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the effect of the announcement or pendency of the Business Combination on Ouster’s business relationships, performance and business generally, (vii) risks that the proposed Business Combination disrupts current plans of Ouster and potential difficulties in Ouster employee retention as a result of the proposed Business Combination, (viii) the outcome of any legal proceedings that may be instituted against Ouster or against CLA related to the Merger Agreement or the proposed Business Combination, (ix) the ability to maintain the listing of CLA’s securities on the New York Stock Exchange, (x) the price of CLA’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Ouster plans to operate, variations in performance across competitors, changes in laws and regulations affecting Ouster’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities, and (xii) the risk of downturns in the highly competitive lidar technology and related industries. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CLA’s prospectus dated August 20, 2020 relating to its initial public offering, the registration statement on Form S-4 and proxy statement/prospectus discussed above and other documents filed by CLA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Ouster and CLA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Ouster nor CLA gives any assurance that either Ouster or CLA will achieve its expectations..

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of December 21, 2020, by and among the Registrant, Beam Merger Sub, Inc. and Ouster, Inc.

10.1	Form of Subscription Agreement, dated as of December 21, 2020, by and between the Registrant and the subscribers party thereto.

10.2	Sponsor Support Agreement, dated as of December 21, 2020, by and among the Registrant, Colonnade Sponsor LLC and Ouster, Inc.

10.3	Ouster Holders Support Agreement, dated as of December 21, 2020, by and among the Registrant, Ouster, Inc., and certain other stockholders of Ouster, Inc.

99.1	Press Release, dated as of December 22, 2020.

99.2	Investor Presentation, dated as of December 21, 2020.

99.3	Transcript for Joint Investor Call, dated as of December 22, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Colonnade Acquisition Corp.

Date: December 22, 2020

	By:	/s/ Remy W. Trafelet
	Name:	Remy W. Trafelet
	Title:	Chief Executive Officer and Director